UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2016
_____________________________
RICE ENERGY INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	001-36273	46-3785773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Rice Drive Canonsburg, Pennsylvania 15317
(Address of Principal Executive Offices) (Zip Code)

(724) 271-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
Rice Energy Inc. (the “Company”) is filing this Current Report on Form 8-K to recast its Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on February 25, 2015 (the “Annual Report”), following a change in reportable segments during the quarter ended March 31, 2016.
Prior to January 1, 2016, the Company's results of operations were reported in two business segments: (i) Exploration and Production and (ii) Midstream. As a result of changes to the operations and organizational structure of the Company in 2016 resulting, in part, from a third-party investment in the Company's subsidiary Rice Midstream Holdings LLC, the Company now manages its business in three operating segments: (i) the Exploration and Production segment, (ii) the Rice Midstream Holdings segment (the “RMH segment”) and (iii) the Rice Midstream Partners segment (the “RMP segment”). Descriptions of the Company's three business segments are as follows:

•
Exploration and Production segment—the Exploration and Production segment is responsible for the acquisition, exploration and development of natural gas, oil, and NGL properties in the Appalachian Basin.

•	RMH segment—the RMH segment is engaged in the gathering and compression of natural gas, oil, and NGL production for the Company and third parties in Belmont and Monroe counties, Ohio.

•
RMP segment—the RMP segment is engaged in the gathering and compression of natural gas, oil, and NGL production in Washington and Greene counties, Pennsylvania, and in the provision of water services to support the well completion services of, the Company and third parties in Washington and Greene counties, Pennsylvania and Belmont County, Ohio.

Accordingly, the Company has recast certain information within its Annual Report to reflect how management currently makes financial decisions and allocates resources for all periods presented in the following sections:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

•	Part II, Item 8. Financial Statements and Supplementary Data.
As this Current Report on Form 8-K is being filed only for the purpose described above and only affects the Items specified above, the other information in the Annual Report remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Annual Report, except for within the Items noted above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Annual Report or modify or update any related disclosures. Information within the Annual Report not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Annual Report. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Annual Report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Updated Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2015.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.

SIGNATURES
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RICE ENERGY INC.

	By:	/s/ Daniel J. Rice IV
Daniel J. Rice IV
Director, Chief Executive Officer
Dated:	May 4, 2016

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Updated Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2015.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.